UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) January 18, 2007
CAPSTONE TURBINE CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	001-15957	95-4180883
(State or other jurisdiction	(Commission file number)	(I.R.S. Employer
of incorporation)		Identification No.)
21211 Nordhoff Street, Chatsworth, California 91311
(Address of principal executive offices) (Zip Code)
(818) 734-5300
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Precommencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Precommencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry Into a Material Definitive Agreement.
Item 2.02 Results of Operations and Financial Condition.
Item 8.01 Other Events.
Item 9.01 Financial Statements and Exhibits.
SIGNATURE
EXHIBIT INDEX
Ex-1.1 Placement Agency Agreement
Ex-4.1 Form of Warrant
Ex-5.3 Opinion of Waller Lansden Dortch & Davis, LLP
Ex-10.1 Form of Subscription Agreement
Ex-99.1 Press Release issued by Capstone Turbine Corporation on January 19, 2007
Ex-99.2 Press release issued by Capstone Turbine Corporation on January 19, 2007

Section 1 — Registrant’s Business and Operations
Item 1.01 Entry Into a Material Definitive Agreement.
On January 18, 2007, Capstone Turbine Corporation, a Delaware corporation (the “Company”), entered into a Placement Agency Agreement (the “Placement Agency Agreement”), with A.G. Edwards & Sons, Inc. (“A.G. Edwards”), as placement agent, relating to the issuance and sale by the Company of 40,000,000 shares of common stock of the Company, par value $0.001 per share (“Common Stock”), and warrants to purchase 20,000,000 shares of Common Stock at an initial exercise price of $1.30 per share (“Warrants”) to the signatories to the Subscription Agreements (as defined below) at a price of $1.14 per unit. The five-year Warrants are immediately exercisable, and will include anti-dilution provisions subject to certain limitations. A copy of the Placement Agency Agreement is attached hereto as Exhibit 1.1 to this report and is incorporated herein by reference. A copy of the form of Warrant is attached hereto as Exhibit 4.1 to this report and is incorporated herein by reference. The description of the Warrants is a summary only and is qualified in its entirety by reference to Exhibit 4.1.
In connection with the offering, the Company entered into subscription agreements, dated January 18, 2007 (the “Subscription Agreements”), between the Company and the investor signatories thereto. The form of Subscription Agreement is attached hereto as Exhibit 10.1 to this report and is incorporated herein by reference.
A.G. Edwards acted as placement agent for the offering and will receive placement fees equal to 4.8% of the gross proceeds of the offering.
First Albany Capital will receive a financial advisory fee equal to 1.2% of the gross proceeds of the offering.
The Company is making the issuance and sale pursuant to a shelf registration statement on Form S-3 (Registration No. 333-128164) declared effective by the Securities and Exchange Commission on September 14, 2005.
Section 2 — Financial Information
Item 2.02 Results of Operations and Financial Condition.
On January 19, 2007, the Company issued a press release regarding its preliminary third quarter fiscal 2007 operating results. A copy of the press release is attached hereto as Exhibit 99.2 to this report and is incorporated by reference herein.
Section 8 — Other Events
Item 8.01 Other Events.
New York Market Developments
We have been in negotiations with CapGen CHP, Inc., an independent dealer and consultant focusing on the New York market (“CapGen”), to convert the existing dealer arrangement to an original equipment manufacturing relationship. The CapGen dealer agreement expired December 31, 2006. Based on discussions to date, management believes that we have an oral understanding with CapGen that will lead to an OEM agreement. There can be no assurance that a definitive agreement will be executed, and failure to enter into such an agreement could have a material adverse effect on our business.
Legal Proceedings
With respect to the purported shareholder class action lawsuit that was filed in December 2001 in the United States District Court for the Southern District of New York (the “District Court”) against the Company, two of its then officers, and the underwriters of the Company’s initial public offering, which lawsuit has previously been disclosed in the Company’s periodic filings, the United States Court of Appeals for the Second Circuit (the “Second Circuit”) issued an opinion vacating the District Court’s certification of a litigation class in that portion of the case between the Plaintiffs and the underwriter defendants on December 5, 2006. Because the Second Circuit’s opinion was directed to the class certified by the District Court for the Plaintiffs’ litigation against the underwriter defendants, the opinion’s effect on the class certified by the District Court for the company’s settlement is unclear. On January 5, 2007, Plaintiffs filed a petition for rehearing en banc by the Second Circuit.
The proposed settlement is pending final approval by the District Court. There can be no assurance that the settlement will be approved and, because of the inherent uncertainties of litigation, the Company cannot accurately predict the ultimate outcome of the case if it is not approved.

Other
On January 19, 2007, the Company issued a press release with respect to the pricing of its offer and sale of Common Stock and Warrants. A copy of the press release is attached hereto as Exhibit 99.1 to this report and is incorporated by reference herein.
Section 9 — Financial Statements and Exhibits
Item 9.01 Financial Statements and Exhibits.
     (a) Not applicable.
     (b) Not applicable.
     (c) Not applicable.
     (d) Exhibits.

Exhibit 1.1	Placement Agency Agreement, dated as of January 18, 2007, between the Company and A.G. Edwards & Sons, Inc.
Exhibit 4.1	Form of Warrant.
Exhibit 5.3	Opinion of Waller Lansden Dortch & Davis, LLP (incorporated by reference into the Company’s shelf registration statement on Form S-3 (Registration No. 333-128164)).
Exhibit 10.1	Form of Subscription Agreement.
Exhibit 23.3	Consent of Waller Lansden Dortch & Davis, LLP (included in Exhibit 5.3).
Exhibit 99.1	Press release issued by Capstone Turbine Corporation on January 19, 2007.
Exhibit 99.2	Press release issued by Capstone Turbine Corporation on January 19, 2007.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CAPSTONE TURBINE CORPORATION (Registrant)
Date: January 18, 2007	By:	/s/ Walter J. McBride
Chief Financial Officer

EXHIBIT INDEX

Exhibit 1.1	Placement Agency Agreement, dated as of January 18, 2007, between the Company and A.G. Edwards & Sons, Inc. & Sons, Inc.
Exhibit 4.1	Form of Warrant.
Exhibit 5.3	Opinion of Waller Lansden Dortch & Davis, LLP (incorporated by reference into the Company’s shelf registration statement on Form S-3 (Registration No. 333-128164)).
Exhibit 10.1	Form of Subscription Agreement.
Exhibit 23.3	Consent of Waller Lansden Dortch & Davis LLP (included in Exhibit 5.3).
Exhibit 99.1	Press release issued by Capstone Turbine Corporation on January 19, 2007.
Exhibit 99.2	Press release issued by Capstone Turbine Corporation on January 19, 2007.